Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Lease Commitments
We lease facilities and equipment under operating lease arrangements expiring in various years through 2024. Certain rental commitments provide for escalating rental payments or have renewal options extending through various years. Certain facility and equipment leases constitute capital leases expiring in various years through 2020. The accompanying consolidated balance sheets include the assets and liabilities arising from these capital lease obligations. Rent expense under operating lease agreements was $29.6 million, $23.2 million and $25.6 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Minimum future obligations under capital and operating leases at December 31, 2016 are as follows:

(in thousands)	Capital Leases	Operating Leases
2017	$1,114	$13,338
2018	1,534	9,292
2019	59	6,121
2020	12	3,752
2021	—	3,409
Thereafter	—	2,690
	2,719	$38,602
Less: Amount representing interest	(164)
	2,555
Less: Current portion	(999)
Long-term portion	$1,556

Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from one to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated balance sheets include accrued royalties relating to these agreements in the amount of $7.8 million and $13.8 million at December 31, 2016 and 2015, respectively. Royalty expense relating to these agreements amounted to $35.9 million, $43.2 million, and $48.8 million for the years ended December 31, 2016, 2015 and 2014, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2016, we had commitments to purchase goods or services, and for future license and royalty payments. They are as follows:

(in thousands)	Purchase Commitments	License & Royalty Commitments
2017	$61,643	$15,969
2018	19,824	11,562
2019	12,257	10,702
2020	891	10,438
2021	661	8,066
Thereafter	—	8,765
	$95,276	$65,502

As of December 31, 2016, future license payments of $14.8 million and $40.3 million are included in accrued and other current liabilities and other long-term liabilities, respectively.
Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions, as discussed more fully in Note 5, we could be required to make additional contingent cash payments totaling up to $27.6 million based on the achievement of certain revenue and operating results milestones as follows: $15.5 million in 2017, $5.1 million in 2019, and $7.0 million, payable in any 12-month period from now until 2029 based on the accomplishment of certain revenue targets. Of the $27.6 million total contingent obligation, we have assessed the fair value at December 31, 2016, to be $8.8 million, of which $5.8 million is included in other long-term liabilities and $3.0 million is included in accrued liabilities in the accompanying consolidated balance sheet.
Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2016, the commitment under these agreements totaled $15.2 million. The employment agreements with the Managing Directors and the German affiliate include a clause, whereby the affiliate will compensate the Managing Directors for potential deductions under Dutch law which, since 2014, has introduced a duty to deduct from a Managing Director’s remuneration any increase in the value of shares or options that were part of his pay to the extent that such increase is based on a public offer, merger or other identity changing transaction.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. From time to time, we also make other warranties to customers, including warranties that our products are manufactured in accordance with applicable laws and not in violation of third-party rights. We provide for estimated warranty costs at the time of the product sale. We believe our warranty reserves as of December 31, 2016 and 2015 appropriately reflect the estimated cost of such warranty obligations.
Preacquisition Contingencies
In connection with certain acquisitions, amounts were paid into escrow accounts to cover preacquisition contingencies assumed in the acquisition. The escrow amounts that are certain to be claimed by QIAGEN are recorded as an other long-term asset and amount to $2.5 million as of December 31, 2016. As of December 31, 2015, $2.5 million was recorded in prepaid expenses and other current assets in the accompanying consolidated balance sheets.
Litigation
From time to time, we may be party to legal proceedings incidental to our business. As of December 31, 2016, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or its subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Although it is not possible to predict the outcome of such litigation, we assess the degree of probability and evaluate the reasonably possible losses that we could incur as a result of these matters. We accrue for any estimated loss when it is probable that a liability has been incurred and that the amount of the probable loss can be estimated. Based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigation will not have a material adverse effect on QIAGEN’s financial position or results of operations.
On September 9, 2016, the U.S. District Court for the Northern District of California, San Francisco Division, issued a decision in which the court granted a motion for a preliminary injunction against us as part of patent litigation filed by a competitor. The lawsuit alleges infringement of U.S. Patent 7,566,537 by our GeneReader NGS System. The latest decision comes as part of a long-standing intellectual property dispute with a competitor and complex litigation among several entities. These types of disagreements are common in the pharmaceutical and diagnostic industries, where new product launches can trigger legal actions by other parties to defend their positions. No meaningful revenue contributions from the GeneReader NGS System were included in our internal financial forecasts for 2016 due to the early launch stage of the system and because commercialization only began in December 2015. As a result of this court decision, which only applies to the U.S., and also in light of the forthcoming upgrade to the component under dispute that is not expected to be impacted by this decision, we neither expect a material financial impact from this decision on our financial outlook for full-year 2017 nor do we currently anticipate any material changes to our internal financial projections for 2017. A trial for this case is currently scheduled to begin in November 2017.